CRM Mutual Fund Trust

CRM Small Cap Value Fund

CRM All Cap Value Fund

(individually, a “Fund”)

Institutional Shares

Investor Shares

Supplement Dated April 11, 2018

to the Prospectus and Statement of Additional Information

Dated October 27, 2017

Capitalized terms used without definition below have the meanings given to them in the Prospectus and Statement of Additional Information. This document should be read together with the Prospectus and Statement of Additional Information.

The section of the Prospectus titled “Fund Summaries - CRM Small Cap Value Fund - Portfolio Manager” is replaced with the following text:

PORTFOLIO MANAGERS

Brian M. Harvey, CFA and Bernard C. Frojmovich jointly lead the team responsible for the day-to-day management of the Fund. Mr. Harvey has served as a portfolio manager of the Fund since 2011. Mr. Frojmovich has served as a portfolio manager of the Fund since 2018.

The section of the Prospectus titled “Fund Summaries - CRM All Cap Value Fund - Portfolio Managers” is replaced with the following text:

PORTFOLIO MANAGERS

Jay B. Abramson and Robert Maina jointly lead the team responsible for the day-to-day management of the Fund. Mr. Abramson has served as a portfolio manager of the Fund since 2010. Mr. Maina has served as a portfolio manager of the Fund since 2017.

The section of the Prospectus titled “Management of the Fund” is supplemented with the following information, which supersedes any contrary information:

PORTFOLIO MANAGERS

Brian M. Harvey, CFA and Bernard C. Frojmovich jointly lead the team responsible for the day-to-day management of CRM Small Cap Value Fund.

Jay B. Abramson and Robert Maina jointly lead the team responsible for the day-to-day management of CRM All Cap Value Fund.

Mr. Abramson has been with CRM for thirty-two years and has the overall responsibility for CRM’s investment team, as well as being a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm, Mr. Abramson earned his CPA. He received a BSE from The Wharton School of the University of Pennsylvania and a JD from the University of Pennsylvania Law School.

Mr. Frojmovich, with twenty-one years of financial and investment experience, is a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm in 2009, he was a vice president and equity analyst at BlackRock Investment Management. Mr. Frojmovich also worked as an investment analyst at Morgan Stanley Investment Management and a credit analyst at JPMorgan Chase. He received a BS from CUNY, Brooklyn College and an MBA from New York University’s Leonard N. Stern School of Business.

Mr. Harvey, with twenty-four years of financial and investment experience, is a portfolio manager and a senior research analyst in CRM’s investment group. Prior to joining the firm in 2005, he was an equity research analyst at Fox-Pitt, Kelton. Mr. Harvey also spent four years as accountant in the financial services audit practice at KPMG LLP and earned his CPA designation. He received a BS from Fairfield University.

Mr. Maina, with twenty-four years of financial and investment experience, is a portfolio manager and a senior research analyst in CRM’s investment group. Prior to joining the firm in 2005, Mr. Maina worked at Copper Beech Capital Management, a long/short fund focusing on the technology sector, and also CIBC World Markets, Donaldson, Lufkin & Jenrette and Arthur Andersen & Company LLP. He received a BS from Fairfield University’s School of Business.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Fund.

The section of the Statement of Additional Information titled “Investment Advisory and Other Services” is supplemented with the following information, which supersedes any contrary information:

Portfolio Managers

Brian M. Harvey, CFA and Bernard C. Frojmovich are the leaders of the team responsible for the day-to-day management of the CRM Small Cap Value Fund.

Jay B. Abramson and Robert Maina are the leaders of the team responsible for the day-to-day management of the CRM All Cap Value Fund.

The section of the Statement of Additional Information titled “Investment Advisory and Other Services - Other Accounts Managed by Portfolio Manager” is supplemented with the following information:

The following table identifies, for Mr. Frojmovich as of March 31, 2018, the number of accounts (excluding the Fund) for which she or he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. None of these accounts are assessed a performance-based advisory fee.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bernard C. Frojmovich	NONE	NONE	13 other accounts with $571,306,772 in total assets under management

The following table identifies, for Mr. Frojmovich as of March 31, 2018, the number of registered investment companies (excluding the Fund) and other accounts for which she or he has day-to-day management responsibilities, which are assessed performance-based advisory fees, and the total assets in such accounts.

Portfolio Manager	Registered Investment Companies	Other Accounts Which Are Assessed Performance-Based Advisory Fees
Bernard C. Frojmovich	No other registered investment companies	1 other account with $40,162,708 in total assets under management

The following information is added to the table in the Statement of Additional Information which appears under the heading “Investment Advisory and Other Services - Portfolio Manager Security Ownership” and is as of March 31, 2018:

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Bernard C. Frojmovich	Small Cap Value Fund Small/Mid Cap Value Fund Large Cap Opportunity Fund All Cap Value Fund	$50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE